                                                                   EXHIBIT 10.3

                                                       FORM OF OPTION AGREEMENT



THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS OPTION SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.



                         OPTION TO PURCHASE COMMON STOCK

                                       OF

                          MICROWARE SYSTEMS CORPORATION

     THIS CERTIFIES that, for value received, * (the "INVESTOR") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time and from time to time on or after the date hereof and on or prior to 8:00 p.m. New York City Time on the Expiration Date (as defined below) (such period hereinafter referred to as the "EXERCISE PERIOD"), to purchase from MICROWARE SYSTEMS CORPORATION, an Iowa corporation (the "COMPANY") shares (the "OPTION SHARES") of the Company's Common Stock, no par value ("COMMON STOCK"), for a purchase price per share (as adjusted from time to time pursuant to the terms hereof, the "EXERCISE PRICE") equal to 105% of the Closing Price (as defined in
Section 12(a) below) for an aggregate purchase price of up to One Million Five Hundred Thousand U.S. Dollars ($1,500,000). The Exercise Price and the number of shares for which the Option is exercisable shall be subject to adjustment as provided herein. This Option is being issued in connection with the Securities Purchase Agreement dated April 19, 2000 (the "PURCHASE AGREEMENT") entered into between the Company, the Investor and Westgate International, L.P. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. The "EXPIRATION DATE" shall mean the date which is one year following the date on which the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC; PROVIDED, HOWEVER, that such Expiration Date shall be deferred, at the sole option of a holder hereof, for such number of days as is equal to 1.5 times the number of days (A) there is a lack of Effective Registration (as defined below), but not including the first 90 days

------------
* One option agreement was issued to Elliott Associates, L.P. and a second identical agreement was issued to Westgate International, L.P.

after the Closing; (B) there is not a sufficient amount of Common Stock available for conversion of all outstanding Preferred Shares and exercise of all the Options and Warrants; (C) for any other reason the Corporation refuses or announces its refusal to honor conversion of Preferred Shares or exercise of the Options or Warrants; or (D) for any other reason there is a suspension, restriction or limitation in the ability of holders of Preferred Shares, Options or Warrants to sell Common Shares received upon conversion of Preferred Shares or exercise of the Options or Warrants pursuant to the prospectus included in the Registration Statement; PROVIDED, FURTHER, that such Expiration Date shall be subject to the provisions of Section 3(c) below.

1. TITLE OF OPTION. Prior to the expiration hereof and subject to compliance with applicable laws, this Option and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Option together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term "HOLDER" shall refer to the Investor or any subsequent transferee of this Option.

2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Option will, upon exercise of the rights represented by this Option and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

3.   EXERCISE OF OPTION.

(a) MECHANICS OF EXERCISE. The Holder may exercise this Option, in whole or in part, at any time and from time to time, by delivering to the offices of the Company or any transfer agent for the Common Stock this Option, together with a Notice of Exercise in the form annexed hereto specifying the dollar amount and number of Option Shares with respect to which this Option is being exercised, together with payment to the Company of the Exercise Price therefor.

     In the event that this Option is not exercised in full, the aggregate purchase price hereunder shall be reduced by the dollar amount for which this Option is exercised and/or surrendered, and the Company, at its expense, shall within three (3) Trading Days (as defined below) issue and deliver to the Holder a new Option of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Option.

     Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within two (2) Trading Days after the date on which this Option shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to timely deliver the relevant certificates to the Holder as provided in this Agreement.

     In lieu of delivering physical certificates representing the Option Shares issuable upon conversion of this Option, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Option Shares issuable upon exercise to the Holder, by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to coordinate with DTC to accomplish this objective.

(b) CASHLESS EXERCISE. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, during any time that any of the Option Shares are not subject to an effective Registration Statement in accordance with the terms of the Registration Rights Agreement (as defined in the Purchase Agreement) after 180 days following the Closing Date, the Holder may elect to receive a reduced number of Option Shares in lieu of tendering the Exercise Price in cash. In such case, the number of Option Shares to be issued to the Holder shall be computed using the following formula:


                                    X = Y x (A-B)
                                        ---------
                                            A

     where: X = the number of Option Shares to be issued to the Holder;
            Y = the number of Option Shares to be exercised under this Option; A = the Market Value (defined below) of one share of Common Stock;
                and
            B = the Exercise Price.

     As used herein, "MARKET VALUE" refers to the closing bid price of the Common Stock (as reported by Bloomberg, L.P.) on the day before the Notice of Exercise and this Option are duly surrendered to the Company for a full or partial exercise hereof. Notwithstanding the foregoing definition, if the Common Stock is not listed on a national securities exchange or quoted in the Nasdaq System at the time said Notice of Exercise is submitted to the Company in the foregoing manner, the Market Value of the Common Stock shall be as reasonably determined in good faith by the Board of Directors of the Company and such Holder, unless the Company shall become subject to a merger, acquisition, or other consolidation pursuant to which the Company is not the surviving entity, in which case the Market Value of the Common Stock shall be deemed to be the value received by the Company's common shareholders pursuant to the Company's acquisition (subject to Section 12 below).

     The term "TRADING DAY" means (x) if the Common Stock is not listed on the New York or American Stock Exchange but sale prices of the Common Stock are reported on

     Nasdaq National Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

(c) FORCED EXERCISE. During the Exercise Period, if the Option Shares have been and continue to be registered with the SEC pursuant to the Registration Rights Agreement and the requirements of subsection (d) below have been met, the Company shall have the right, upon 10 Trading Days' prior written notice (the "Termination Notice") and subject to the terms of this subsection (c) and subsection (d) below, to notify the Investor that it must exercise this Option within 10 Trading Days or this Option will terminate at the end of such 10 Trading Day period ("Termination Date"). The right to issue a Termination Notice and to terminate this Option as provided in the foregoing sentence will only be available if the closing bid price (as reported by the Bloomberg financial network) of the Common Stock recorded on the Principal Market exceeds 175% of the Exercise Price for the 30 consecutive Trading Days (as defined in the Certificate) immediately preceding delivery of the Termination Notice and at all times thereafter through the Termination Date. In the event that the closing bid price of the Common Stock recorded on the Principal Market falls below 175% of the Exercise Price at any time before the Termination Date, any Termination Notice in effect shall become null and void, and this Option shall remain in full force and effect until the Expiration Date; PROVIDED, HOWEVER, that the Company shall again have the right to deliver a Termination Notice if the closing bid price of the Common Stock recorded on the Principal Market thereafter exceeds 175% of the Exercise Price for 30 consecutive Trading Days pursuant to the terms of this Section 3(c) and subject to Section 3(d) below.

(d) Notwithstanding anything contained in Section 3(c) above, the right of the Company to terminate this Option pursuant to Section 3(c) above shall terminate if any of the following shall occur or have occurred or be continuing:

     (A) there is a lack of Effective Registration (as defined below) during the Exercise Period; (B) there is not a sufficient amount of Common Stock available for conversion of all outstanding Preferred Shares, exercise of all Warrants and issuance of all Option Shares; (C) for any other reason the Corporation refuses or announces its refusal to honor conversion of Preferred Shares, exercise of all Warrants and issuance of all Option Shares; or (D) for any other reason there is a suspension or restriction in the ability of holders of Preferred Shares, Warrants or Options to sell Common Shares or Option Shares received upon conversion or exercise, respectively, pursuant to the prospectus included in the Registration Statement.

     A lack of "Effective Registration" shall be deemed to have occurred at any time the Common Shares or Option Shares issuable upon conversion of the Preferred Shares, exercise of the Warrants or exercise of this Option are not legally capable of being sold on an Approved Market (as defined below) pursuant to an effective registration statement and deliverable prospectus.

     Notwithstanding the preceding provisions of this Section 3(d) or Section 3(c) above, the Company shall have no right to terminate this Option unless each of the following conditions has been satisfied or exists at all times during the 30 consecutive Trading Days immediately preceding delivery of the Termination Notice and at all times thereafter through the Termination Date, each of which shall be a condition precedent to any such termination:

          (i) no material default or breach exists which has not been cured, and no event shall have occurred which constitutes (or would constitute with notice or the passage of time or both) a material default or breach of this Option, the Purchase Agreement, the Registration Rights Agreement, the Warrants or the Certificate, which has not been cured;

          (ii) none of the events described in clauses (i) through (iv) of
          Section 2(b) of the Registration Rights Agreement shall have occurred and be continuing;

          (iii) the Registration Statement is effective and holders have received unlegended certificates representing Option Shares (to the extent this Option has been exercised) and Common Shares with respect to all conversions for which Conversion Notices have been given and with respect to all exercises of the Warrants for which Notices of Exercise have been given; and

          (iv) the Company and its subsidiaries on a consolidated basis has assets with a net realizable fair market value exceeding its liabilities and is able to pay all its debts as they become due in the ordinary course of business, and the Company is not subject to any liquidation, dissolution or winding up of its affairs, or any bankruptcy, insolvency or similar proceeding.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to nearest whole number of shares or pay the cash value of that fractional share calculated on the basis of the Fair Market Value (as defined below).

5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Option shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Option or in such name or names as may be directed by the Holder of this Option; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Option, this Option when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and PROVIDED FURTHER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Option certificates or any certificates for the Option Shares other than the issuance of a Option Certificate to the Holder in connection with the Holder's surrender of a Option Certificate upon the exercise of all or less than all of the Options evidenced thereby.

6. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Option.

7. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. Subject to Section 12 of this Option and the provisions of any other written agreement between the Company and the Investor, the Investor shall not be entitled to vote or receive dividends or be deemed the holder of Option Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investor, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein. However, at the time of the exercise of this Option pursuant to Section 3 hereof, the Option Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Option shall have been exercised.

8. ASSIGNMENT AND TRANSFER OF OPTION. This Option may be assigned by the surrender of this Option and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); PROVIDED, HOWEVER, that this Option may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the "ACT"), or
     (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Option to the effect that the transaction is so exempt. If this Option is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Option Shares so that the direct assignee of the original holder is added as a selling stockholder thereunder.

9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF OPTION; EXCHANGE. The Company represents, warrants and covenants that (a) upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Option or stock certificate representing the Option Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Option or stock certificate, if mutilated, the Company will make and deliver a new Option or stock certificate of like tenor and dated as of such cancellation, in lieu of this Option or stock certificate, without any charge therefor. This Option is exchangeable at any time for an equal aggregate number of Options of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11. EFFECT OF CERTAIN EVENTS. If at any time while this Option or any portion thereof is outstanding and unexpired there shall be a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "SALE OR MERGER TRANSACTION"), the Holder of this Option shall have the right thereafter to purchase, by exercise of this Option and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Option been exercised immediately prior thereto, subject to further adjustment as provided in Section 12.

12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF OPTION SHARES. The number of and kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 12.

(a) SUBDIVISIONS, COMBINATIONS, STOCK DIVIDENDS AND OTHER ISSUANCES. If the Company shall, at any time while this Option is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Exercise Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 12(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. As used herein, the Affected Exercise Prices (each an "AFFECTED EXERCISE PRICE") shall refer to: (i) the

     Exercise Price and (ii) each reported price for the Common Stock on the Principal Market (as defined in the Purchase Agreement) occurring on any Trading Day included in the period used for determining the Closing Price, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 12(a) and the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 12(a). "CLOSING PRICE" shall mean the average of the closing bid prices of the Common Stock recorded on the Principal Market (as reported by the Bloomberg Financial Network or any successor reporting source) for the five (5) Trading Days immediately following the Closing Date (as defined in the Purchase Agreement).

(b) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed, and (B) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the dividend or distribution. For purposes of this Option, "FAIR MARKET VALUE" shall equal the average closing sale price of the Common Stock on the Principal Market for the 5 Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors and the Holder.

(c) MERGER, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to this Option had this Option been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Option to be performed and observed by the Company.

(d) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Option had this Option at such time been exercised.

(e) EXERCISE PRICE ADJUSTMENT. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to (i) the Company's current employee option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the Company's most recent periodic report filed under the Exchange Act, or (ii) arrangements with the Investor) at an effective price per share which is less than the greater of the Exercise Price then in effect or the Fair Market Value (as described in Section 12(b) above) of the Common Stock on the Trading Day next preceding such issue or sale, then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Fair Market Value or Exercise Price, whichever is greater, then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

     For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("CONVERTIBLE SECURITIES"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

     In the event of any such issuance for a consideration which is less than such Fair Market Value and also less than the Exercise Price then in effect, than there shall be only one such adjustment by reason of such issuance, such adjustment to be that which results in the greatest reduction of the Exercise Price computed as aforesaid.

(f) The terms of any reorganization, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder hereof the right to receive the securities or property set forth in this Section 12 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at its option, at any time during the term of this Option, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. NOTICE OF ADJUSTMENT; NOTICE OF EVENTS. (i) Whenever the number of Option Shares or number or kind of securities or other property purchasable upon the exercise of this Option or the Exercise Price is adjusted, the Company shall promptly mail to the Holder of this Option a notice setting forth the number of Option Shares (and other securities or property) purchasable upon the exercise of this Option and the Exercise Price of such Option Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment. (ii) If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Option holder at their last addresses as they shall appear upon the Option register of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
     (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

15. AUTHORIZED SHARES. The Company covenants that during the Exercise Period it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Option Shares upon the exercise of any and all purchase rights under this Option. The Company further covenants that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Option Shares upon the exercise of the purchase rights under this Option. The Company will take all such reasonable action as may be necessary to assure that such Option Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

16.  9.99% LIMITATION.

          (i) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the holder upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned by the holder's "affiliates" (as defined in Rule 144 of the Act) ("Aggregation Parties") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.99% of the total issued and outstanding shares of the Common Stock (the "Restricted Ownership Percentage"); PROVIDED that (w) each holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (x) each holder shall have the right (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a transaction or event referred to in Section 5(m) of the Certificate.

          (ii) Each time (a "COVENANT TIME") the holder or an Aggregation Party makes a Triggering Acquisition (as defined below) of shares of Common Stock (the "TRIGGERING SHARES"), the holder will be deemed to covenant that it will not, during the balance of the day on which such Triggering Acquisition occurs, and during the 61-day period beginning immediately after that day, acquire additional shares of Common Stock pursuant to rights-to-acquire existing at that Covenant Time, if the aggregate amount of such additional shares so acquired (without reducing that amount by any dispositions) would exceed (x) 9.99% of the number of shares of Common Stock outstanding at that Covenant Time (including the Triggering Shares) minus (y) the number of shares of Common Stock actually owned by the holder at that Covenant Time (regardless of how or when acquired, and including the Triggering Shares). A "TRIGGERING ACQUISITION" means the giving of a Notice of Exercise or any other acquisition of Common Stock by the holder or an Aggregation Party; PROVIDED, however, that with respect to the giving of such Notice of Exercise, if the associated issuance of shares of Common Stock does not occur, such event shall cease to be a Triggering Acquisition and the related covenant under this paragraph shall terminate. At each Covenant Time, the holder shall be deemed to waive any right it would otherwise have to acquire shares of Common Stock to the extent that such acquisition would violate any covenant given by the holder under this paragraph. Notwithstanding anything to the contrary in the Transaction Documents, in the event of a conflict between any covenant given under this paragraph and any obligation of the holder to exercise this Option pursuant to the Transaction Documents, the former shall supersede the latter, and the latter shall be reduced accordingly. For the avoidance of doubt:

          (A) The covenant to be given pursuant to this paragraph will be given at every Covenant Time and shall be calculated based on the circumstances then in effect. The making of a covenant at one Covenant Time shall not terminate or modify any prior covenants.

          (B) The holder may therefore from time to time be subject to multiple such covenants, each one having been made at a different Covenant Time, and some possibly being more restrictive than others. The holder must comply with all such covenants then in effect.

17. COMPLIANCE WITH SECURITIES LAWS. (a) The Holder hereof acknowledges that the Option Shares acquired upon the exercise of this Option, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Option Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b) Without limiting the Investor's right to transfer, assign or otherwise convey the Option or Option Shares in compliance with all applicable securities laws, the Investor of this Option, by acceptance hereof, acknowledges that this Option and the Option Shares to be issued upon exercise hereof are being acquired solely for the Investor's own account and not as a nominee for any other party, and that the Investor will not offer, sell or otherwise dispose of this Option or any Option Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

18.  MISCELLANEOUS.

(a) ISSUE DATE; CHOICE OF LAW; VENUE; JURISDICTION. THE PROVISIONS OF THIS OPTION SHALL BE CONSTRUED AND SHALL BE GIVEN EFFECT IN ALL

     RESPECTS AS IF IT HAD BEEN ISSUED AND DELIVERED BY THE COMPANY ON THE DATE HEREOF. THIS OPTION SHALL BE BINDING UPON ANY SUCCESSORS OR ASSIGNS OF THE COMPANY. THIS OPTION WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT FOR MATTERS ARISING UNDER THE ACT, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS OPTION AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTION. EACH PARTY HEREBY AGREES THAT IF THE OTHER PARTY TO THIS OPTION OBTAINS A JUDGMENT AGAINST IT IN SUCH A PROCEEDING, THE PARTY WHICH OBTAINED SUCH JUDGMENT MAY ENFORCE SAME BY SUMMARY JUDGMENT IN THE COURTS OF ANY COUNTRY HAVING JURISDICTION OVER THE PARTY AGAINST WHOM SUCH JUDGMENT WAS OBTAINED, AND EACH PARTY HEREBY WAIVES ANY DEFENSES AVAILABLE TO IT UNDER LOCAL LAW AND AGREES TO THE ENFORCEMENT OF SUCH A JUDGMENT. EACH PARTY TO THIS OPTION IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS IN ACCORDANCE WITH SECTION 18(C). NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(b) MODIFICATION AND WAIVER. This Option and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Investor, each future holder of this Option and the Company. No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Investor or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Investor or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. All notices under this Option shall be deemed to have been given when received.

     A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 18(c).

(d) SEVERABILITY. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Option in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Option shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) NO IMPAIRMENT. The Company will not, by amendment of its Restated and Amended Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Option Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Option Shares on the exercise of this Option.

(f) SPECIFIC ENFORCEMENT. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Option were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall he entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Option and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officers thereunto duly authorized.

Dated: April 19, 2000

                                 MICROWARE SYSTEMS CORPORATION


                                 By: /s/ Kenneth B. Kaplan
                                 Name:  Kenneth B. Kaplan
                                 Title:  President and Chief Executive Officer


ATTEST:


------------------------------
Name:

                               NOTICE OF EXERCISE

Microware Systems Corporation
1500 N.W. 118th Street
Des Moines, Iowa  50325
Telephone:        (515) 223-8000
Facsimile:        (515) 224-1352
Attention:        Kenneth B. Kaplan

This undersigned hereby elects to exercise the right of purchase represented by the within Option ("Option") for _______________ shares of Common Stock* ("Option Shares") provided for therein at an aggregate purchase of $_______________, and to purchase such Option Shares by (CHECK AS APPLICABLE):

       / /   payment by cash, wire transfer or certified check,

       / /   exercise of the within Option by cashless exercise pursuant to
             Section 3(b) thereof, resulting in ______ shares of Common Stock issuable upon surrender of the Option,

and requests that certificates for the Option Shares be issued as follows:

                           -------------------------------
                           Name
                           --------------------------------
                           Address
                           --------------------------------
                           --------------------------------

and, if the number of Option Shares shall not be all the Option Shares purchasable upon exercise of the Option, that a new Option for the balance of the Option Shares be issued.

In lieu of delivering physical certificates representing the Option Shares purchasable upon exercise of this Option, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Option Shares issuable upon conversion or exercise to the undersigned, by crediting the account of the undersigned's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.


Dated:                               Signature:
      ---------------                          --------------------------------

                                               --------------------------------
                                               Name (please print)

                                               --------------------------------
                                               Address (please print)

                                               --------------------------------

----------------
* NOTE: If conversion of the Option is made by surrender of the Option and the number of shares indicated exceeds the maximum number of shares to which a holder is entitled, the Company will issue such maximum number of shares purchasable upon exercise of the Option registered in the name of the undersigned Optionholder or the undersigned's Assignee as below indicated and deliver same to the address stated below.

                                 ASSIGNMENT FORM

                     (To assign the foregoing Option, execute this form and supply required information.
                    Do not use this form to exercise the Option.)



     FOR VALUE RECEIVED, the foregoing Option and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

___________________________________________________________________.



___________________________________________________________________

                                            Dated:  ______________,


                         Holder's Signature: _________________________________

                         Holder's Address:____________________________________

                                          ____________________________________



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Option, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Option.